FIRST SUPPLEMENTAL AGREEMENT TO
ASSUMPTION AND LOAN CONVERSION AGREEMENT

THIS AGREEMENT dated the 20th day of December, 2006,

AMONG:

AGOSTO CORPORATION LTD., a company organized under the laws of the British Virgin Islands

(the "Lender")

AND:

TRINITY SANDS ENERGY LLC, a limited liability company organized under the laws of the State of Delaware, U.S.A.

(the "Borrower")

AND:

BROCKTON CAPITAL CORP., a company organized under the laws of the Province of British Columbia, Canada

(the "Company")

WHEREAS:

A. Pursuant to a promissory note dated October 25, 2006 the Borrower borrowed the principal amount of US$1,000,000 (the "Loan") from the Lender;

B. Pursuant to a Deed of Trust, Assignment of Production, Security Agreement and Financing Statement effective as of October 25, 2006 (the "Mortgage") granted by the Borrower for the benefit of the Lender, the Borrower granted the Lender certain rights, titles, interests and estates in certain assets and property of the Borrower (the "Security Interests");

C. Pursuant to an Assumption and Loan Conversion Agreement dated December 20, 2006 between the Lender, the Borrower and the Company, the Company agreed to assume all of the liabilities and obligations of the Borrower to the Lender in respect of the Loan; and

D. The Lender desires to assign, and the Company desires to assume, all of the Lender's rights, titles, interests and estates in the Security Interest all upon the terms and subject to the conditions set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises, covenants, representations and warranties contained herein, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

1.

The Lender hereby absolutely transfers, assigns and conveys to the Company, which accepts such transfer, as of and from the date hereof, all of the Lender's rights, titles, interests and estates in the Security Interest and all of the benefits and advantages of the Lender under the Mortgage.

2.

The Borrower hereby records and confirms its consent to the assignment by the Lender to the Company of all of the Lender's rights, titles, interests and estates in the Security Interest and all of the benefits and advantages of the Lender under the Mortgage.

3.	The Lender represents and warrants to the Company that it has not previously transferred, assigned or conveyed any rights, titles, interests and estates of the Lender in the Security Interest.

4.	This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

5.	All covenants, agreements, representations and warranties made by the parties shall survive the completion of the transactions contemplated hereby.

6.

Each of the parties shall at all times and from time to time and upon reasonable request do, execute and deliver all further assurances, acts and documents for the purpose of giving full force and effect to the covenants, agreements, representations and warranties contained in this Agreement.

7.	This Agreement is not transferable or assignable.

8.	The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

9.	This Agreement shall ensure to the benefit of and be binding upon the successors and assigns of the parties hereto, as applicable.

10.

This Agreement may be executed in several parts in the same form and by facsimile and such parts as so executed shall together constitute one original document, and such parts, if more than one, shall be read together and construed as if all the signing parties had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.

AGOSTO CORPORATION LTD.

Per:  "/s/ signed"
         Authorized Signatory

TRINITY SANDS ENERGY LLC

Per: "/s/ signed"
        Authorized Signatory

BROCKTON CAPITAL CORP.

Per: "/s/ signed"
        Authorized Signatory